Exhibit 99.1

RGS Energy Announces Public Offering of Common Stock and Warrants

LOUISVILLE, CO, December 6, 2016 – RGS Energy (NASDAQ: RGSE) today announced that it commenced a public offering of units (“Units”) consisting of its Class A common stock, par value $0.0001 per share (the “Common Stock”), and Series I Warrants to purchase shares of Common Stock. Roth Capital Partners will serve as exclusive placement agent in the offering on a “best efforts” basis.

The offering is being conducted pursuant to a prospectus supplement and an accompanying prospectus filed as part of an effective shelf registration statement filed with the U.S. Securities and Exchange Commission (“SEC”). Prospective investors should read the prospectus supplement and the accompanying prospectus and the other documents that RGS Energy has filed with the SEC for more complete information about RGS Energy and the offering. Copies of the preliminary prospectus supplement and the accompanying prospectus relating to the offering are available free of charge on the SEC’s website at www.sec.gov. Copies of the preliminary prospectus supplement and the accompanying prospectus may also be obtained from the offices of Roth Capital Partners, LLC at 888 San Clemente Drive, Suite 400, Newport Beach, CA 92660.

This announcement shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any offer or sale of any securities, in any state or jurisdiction in which the offer, solicitation, or sale of securities would be unlawful. Any offers, solicitations of offers to buy, or sales of securities will only be made pursuant to the registration statement filed with the SEC, including the related prospectus.

About RGS Energy

RGS Energy (NASDAQ: RGSE) is a residential and small commercial solar company since 1978, which has installed more than 25,000 solar power systems. RGS Energy makes it very convenient for customers to save on their energy bill by providing turnkey solar solutions - from system design, construction planning, customer financing assistance, installation, to interconnection and warranty.

RGS Energy is the company’s registered trade name. The company files periodic and other reports with the SEC under its official name “Real Goods Solar, Inc.”

1

Cautionary Statement Regarding Forward-Looking Statements

This press release by RGS Energy contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. Such forward-looking statements include, but are not limited to, statements regarding the size and timing of the Unit offering discussed herein and the anticipated use of proceeds of the Unit offering. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they provide our current beliefs, expectations, assumptions, forecasts, and include statements regarding our future results of operations and financial position, business strategy, budgets, projected costs, plans and objectives of management for future operations. The words “hypothetical,” “anticipate,” “believe,” “plan,” “target,” “estimate,” “expect,” “strive,” “future,” “intend,” “may,” “will” and similar expressions as they relate to us are intended to identify such forward-looking statements.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. Forward looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward looking statements. Therefore, we caution you against relying on any of these forward-looking statements.

Key risks and uncertainties that may cause a change in any forward-looking statement include:

our ability to obtain additional capital for implementation of our business turnaround strategy; continued or future non-compliance with Nasdaq’s continued listing requirements; the size and timing of completion of the Unit offering discussed herein; and the use of proceeds from the Unit offering discussed herein. You should read the section entitled “Risk Factors” in our 2015 Annual Report on Form 10-K and in our Quarterly Reports on Form 10-Q for the fiscal quarters ending March 31, 2016, June 30, 2016 and September 30, 2016, and in the preliminary prospectus supplement dated December 6, 2016, each of which has been filed with the SEC, which identify certain of these and additional risks and uncertainties. Any forward-looking statements made by us in this press release speak only as of the date of this press release. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We do not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Media and Investor Relations Contact for RGS Energy:

Ron Both, Managing Partner

Capital Market Access, LLC (CMA)

Tel 1-646-838-0662

RGSE@cma.team

2